United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30,2002
                                                           ------------


                             TheNETdigest.com, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                 1-13886            38-2655325
     ------------------------------------------------------------------
     (State or other jurisdiction    (Commission File     (IRS Employer
     of incorporation)                   Number)          Identification No.)


            3200 West Oakland Park Blvd., Lauderdale Lakes, FL 33311
        -----------------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (954) 745-0077
                                                           -----------------


   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT
and
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 2002, the Company completed the Agreement and Plan of Merger and Reorganization entered into on June 30, 2002 with Shanghai G-Choice Science & Technology Company Ltd., a Chinese company and the shareholders of G-Choice; Genesis Technology Group, Inc, Sean Chen and Grace Fang. As a result of the acquisition, the Company issued 9,178,949 shares of its Common Stock in exchange for all of the capital stock of G-Choice. As part of the transaction, all of Officers and Directors of resigned. Grace Yang was installed as Chairman and CEO and Sean Chen as director and President. Charles Chen and Richard Yang will be installed as directors.

         In connection with the transaction, Sean Chen and Grace Yang each received 3,262,190 shares of Common Stock, Charles Chen and Richard Yang each received 815,547 shares and Genesis Technology Group, Inc. received 1,023,475 shares of Common Stock of the Company.

         Shanghai G-Choice Science Development Company, Limited (G-Choice) was founded in August 1999. Its business services include computer product sales, network services, software development, and systems integration. The company has extensive experience in computer system engineering, and software research and development, including its popular Point of Sale software, currently sold via a network of over 4,000 distributors throughout China. The company is located in Shanghai, China, has approximately 81 employees and has recently expanded its sales network to include other areas of China.

         G-Choice is one of the largest computer distributors in the Eastern region of China. As such, the company has forged alliances with major manufacturers and their Chinese affiliates and distributors. In addition, the company has a variety of other distribution relationships with leading computer component manufacturer such as Maxtor, Creative and Samsung.

         G-Choice's management believes that the key to long-term success for the company lies in the area of software development. To that end, the company has recruited skilled software engineers to research and develop new marketable software solutions. The largest product produced to date is the "Allway" Point of Sale software package. Allway was developed based on a client/server model and utilizes a multi-tiered architecture, making it ideal for corporate Intranets or the Internet. The software offers a complete sales, inventory, shipping and management system, scalable for large and small companies. The Allway system has been received with great success in the Eastern regions of China and the company is currently expanding its sales to cover the rest of China. In addition to further development and sales of Allway, management is focusing its efforts on identifying other software development projects that will provide the company with increased growth.

         G-Choice's products are distributed mainly via computer OEM plants, computer installers and wholesale dealers. Presently, the company has over 4,340 installations nationwide.They have also completed dozens of system integrations, both large and small for customers including; Shandong Securities and the Shanghai Food & Oil Exchange. In addition, smaller software packages that the company previously developed are currently in use by over 30 commerce-related businesses.

G-Choice's management team includes the following:

         Yang Fang (Grace Yang), CEO: Ms. Yang was one of the original founders of the company. Prior to forming G-Choice she was a General Manager at Shanghai Wei Xun Technologies Co., Ltd. from February 1997 to July 1999. From March 1995 to January 1997, she was a sales manager at the Department of Outer Equipment of Shanghai South CAD Company. From September 1994 to February 1995, he was a satellite surveillance controller in Shanghai Post and Telecommunications Administration Bureau Satellite Mobile Communication Sub-bureau.

         Chen Xiaochun(Sean Chen), President: Mr. Chen was one of the original founders of the company. Before he joined the company, he was a General Manager from August 1998 to August 1999 at Shanghai Rui Cheng Technological Development Center. From June 1995 to July 1998, Mr. Chen was sales director of Shanghai Dong Run Computer System Engineering Co., Ltd. From July 1993 to May 1995, Mr. Chen was a manager of No.2 Sales Dept. of Taiwan (Ding Hao) Technological Co., Ltd.

         Chen Rongxing: CFO, Mr. Chen was an assistant General Manager at Shanghai Wei Ao General Motorcycle Co., Ltd. from August 1998 to August 1999 before he jointed the company. From October 1994 to July 1998, he was a manager at the Department of Fund Planning of Shanghai Guo Wei Enterprises (Group) Co., Ltd. From July 1985 to September 1994, he was a chief at Finance Section of Shanghai Sensitive Copy Paper General Factory.

         Xie Qinshu: Vice President of Sales and Marketing, Mr. Xie was a deputy director of Shanghai Eagle Technological Development Co., Ltd. from April 1993 to June 1999 before he joined the company. From July 1991 to March 1993, he was a sales manager at Shanghai Nan Yang Computer Co., Ltd. affiliated with Shanghai Jiao Tong University.

         Yan Guoqiang: CTO, Mr. Yan was a deputy director of Shanghai Ke Hai Computer Network Co., Ltd. from September 1996 to October 1999 before he jointed the company. From July 1994 to August 1996, we was working for Computer Department at Shanghai University.

Feldman Sherb & Co., P.C. will continue to serve as the Company's independent auditors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

         (a) Financial Statements:

         Financial Statements of Shanghai G-Choice Science Development Company, Limited for the period specified by Rule 3-05(b) of Regulation S-X will be filed by Amendment no later than 75 days after the effective date of the merger transaction.

         (b) Pro Forma Financial Information required pursuant to Article 11 of Regulation SX will be filed by Amendment no later than 75 days after the effective date of the merger transaction.

         (c) Exhibits:

         2.1 Agreement and Plan of Merger And Reorganization by and among TheNETdigest.Com, Inc. as Acquiror, Shanghai G-Choice Science & Technology Company Ltd as Acquiree and the Shareholders of Shanghai G-Choice Science & Technology Company Ltd.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THENETDIGEST.COM, INC.

                                              By:   /s/ Sean Chen
                                                    -------------

                                              Name: Sean Chen
                                                    ---------
                                                    President

Dated:   July 15, 2002.